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                                                                    EXHIBIT 23.1


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports included in or made a part of this Registration Statement.


                                                       /s/ Arthur Andersen LLP


San Antonio, Texas
August 10, 2000